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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549



                                    FORM 8-K




                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported)    September 18, 1996
                                                  -----------------------

                              OnTrak Systems, Inc.
- --------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)



     0-26222                                           77-0074302
- ------------------------                ------------------------------------
(Commission File Number)                (I.R.S. Employer Identification No.)


                     1010 Rincon Circle, San Jose, CA  95131
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                    (Address of Principal Executive Offices)


                                 (408) 577-1010
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              (Registrant's Telephone Number, Including Area Code)



- --------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

     On September 18, 1996, OnTrak Systems, Inc. (the "Company") announced that it had split off Teleparts International, Inc. to Kenneth J. Smith, the Company's founder and former Chief Executive Officer. Teleparts was a wholly-owned subsidiary engaged in the business of selling spare parts to the semiconductor industry. Additional information concerning the transaction is contained in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits:

     Exhibit 99.1   --   Press release announcing the split off of Teleparts
                         International, Inc.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         ONTRAK SYSTEMS, INC.


                         By:
                             -------------------------------------------
                             Patrick C. O'Connor
                             Vice President and Chief Financial Officer

Dated:  September 20, 1996



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